                                                                   EXHIBIT 10.5

ID NO. 496

                               AG CAPITAL COMPANY
                                 LOAN AGREEMENT
                                 --------------

THIS AGREEMENT, made and entered into by and between Ag Capital Company, a Delaware corporation whose address is P.O. Box 7070, Fargo, North Dakota 58109-7070, hereinafter called "AGCAPCO;" and, Minnesota Valley Irrigation, Inc., also known as Wisconsin Vegetable Storage Systems, Inc., a Minnesota corporation, whose address is P.O. Box 509, Highway 10 East, Wadena, Minnesota 56482, hereinafter called "BORROWER";

WITNESSETH THAT, AGCAPCO agrees to make the following New Loan to BORROWER, subject to all the security, terms and conditions of this Loan Agreement:

                                       LOAN
                                       ----
                         $2,500,000 -- Seasonal Loan, Note No. 24300

PURPOSE: The proceeds of the loan made hereunder shall be used to assist in financing BORROWER's irrigation/ventilation equipment sales and related services and for no other purpose.

INTEREST: All outstanding loan balances hereunder shall bear a variable rate of interest as follows:

     Seasonal Loan, Note No. 24300: Prime

     "Prime" shall be the highest Prime rate reported in the WALL STREET JOURNAL, Midwest Edition, as it adjusts daily. If such rate is not published in the WALL STREET JOURNAL, Midwest Edition, or the publication ceases to be published, then AGCAPCO will set the interest rate by using a comparable index or reference rate.

     Interest on all loans shall be payable on the 1st day of each calendar month.

NOTES AND SECURITY: Advances made hereunder, and any sums henceforth lent to BORROWER by AGCAPCO, shall be evidenced by a promissory note or notes acceptable to AGCAPCO, and shall be secured by existing security, including but not limited to the following:

     A first security interest in current assets only, including inventory, receivables, accounts, contract rights, chattel paper, documents, instruments, general intangibles, and all proceeds of the above, now owned or hereafter acquired.

All property under lien to AGCAPCO as security for loans hereunder, or as security for loans hereafter made, shall be security to the extent thereof for all loans made by AGCAPCO to BORROWER.

LIMITATION ON ADVANCES: The total principal amount of the seasonal loan outstanding under this or any loan agreement between AGCAPCO and BORROWER shall not exceed $2,500,000, the principal amount shown in the above heading.

AUGUST 26, 1996                        1                     LOAN AGREEMENT

Advances on the Seasonal Loan, Note No. 24300, shall be limited as follows:

     1. 80% of acceptable accounts receivable ("acceptable" shall be defined as accounts less than 90 days old); and,

     2. 80% of new and used wholegood and parts inventory in Minnesota and Wisconsin, net of any unpaid account payable on such inventories;

based on a Borrowing Base Certificate to be submitted in such form and frequency as required by AGCAPCO, but not less than monthly.

CONDITIONS: While this loan agreement is in effect, BORROWER agrees to comply with the following conditions:

a. ORGANIZATION: BORROWER warrants that it is duly organized, existing and in good standing, and will maintain its status as a business corporation, under the laws of the state of Minnesota.

b. INSURANCE: BORROWER will obtain normal business and casualty insurance, as required by AGCAPCO, with financially sound insurers, in amounts sufficient to protect AGCAPCO, with a loss payable clause in favor of AGCAPCO.

c. FINANCIAL INFORMATION: BORROWER will furnish AGCAPCO with acceptable annual financial statements within 45 days of fiscal year-end, annual tax returns, monthly financial statements, and such other information as AGCAPCO may request relative to BORROWER's business, and permit such examination of its books and records as AGCAPCO may specify. BORROWER also agrees that parties preparing such financial information are authorized to release to AGCAPCO such financial information as AGCAPCO may request.

d. BUDGET: BORROWER will provide an operating budget and cash flow forecast to AGCAPCO within the first 90 days of each fiscal year.

e. APPLICATION OF PAYMENTS: AGCAPCO, at its discretion, may apply payments to the reduction of any of the indebtedness outstanding between AGCAPCO and BORROWER.

f. NEGATIVE PLEDGE: BORROWER will not mortgage, pledge, assign grant security interests, or otherwise encumber any assets, excluding any encumbrances granted prior to the date of this agreement, to any other party, nor will it guarantee the obligations of any other party, without the prior written consent of AGCAPCO.

g. MAINTENANCE OF COLLATERAL: BORROWER will maintain all collateral pledged to AGCAPCO in good, saleable condition, and free of all liens and encumbrances, excluding liens and encumbrances granted prior to the date of this agreement, and in compliance with all applicable laws, regulations, and orders, and apply payments from sales of collateral to outstanding loan balances.

AUGUST 26, 1996                        2                     LOAN AGREEMENT

h. DISPOSAL OF ASSETS: BORROWER will not sell, lease, transfer, or dispose of any material part of its assets without written consent of AGCAPCO, other than in the ordinary course of business.

i. PAYMENT OF TAXES, OTHER OBLIGATIONS: BORROWER will pay all federal, state and local taxes, license fees or similar charges, and all accounts payable or other obligations, as they become due.

j. WORKING CAPITAL: BORROWER will attain net working capital according to Generally Accepted Accounting Principles (GAAP) of $800,000 at all times. ("Net working capital" shall be defined as current assets less current liabilities.)

k. BORROWING BASE CERTIFICATE: BORROWER shall submit to AGCAPCO, at least monthly, an inventory collateral report in such form as acceptable to AGCAPCO.

REPAYMENT: Without limiting the right of AGCAPCO to demand payment in full or in part in the event of a default hereunder, the indebtedness arising from the loan hereunder shall be repaid as follows:

     Seasonal Loan, Note No. 24300, of not to exceed $2,500,000, shall mature and the outstanding principal balance shall be repaid by September 1, 1997.

LATE FEE PENALTY: Payments received by AGCAPCO 15 calendar days after the scheduled due date shall be subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per late payment, subject to the maximum amount allowable by North Dakota Law.

EXPIRATION: The unadvanced portion of any commitment hereunder shall be canceled as indicated below; provided, however, AGCAPCO may, at its option, and without notice, extend the expiration date on the loan specified in the agreement and the maturity date of the seasonal loan without the consent of BORROWER.

     Seasonal Loan, Note No. 24300: September 1, 1997

REINSTATEMENT: In order to facilitate repayments and reborrowings under this loan agreement, AGCAPCO is hereby authorized to reinstate all sums repaid on the seasonal loan through the expiration date specified in this agreement, provided, however, that the total principal amount outstanding hereunder shall not exceed the face amount of the seasonal loan; and provided, further, that the right of BORROWER to such reinstatement may be denied and canceled at any time at AGCAPCO's sole discretion.

DEFAULT PROVISION: If BORROWER shall fail to pay when due any amount on any of the loans hereunder, or on any other indebtedness of BORROWER secured hereby, or shall fail to observe or perform any of the provisions or representations of this agreement, or of any notes, security agreements, or mortgages entered into in connection with this loan agreement, or upon commencement of any bankruptcy or insolvency proceedings involving BORROWER, or should AGCAPCO in good faith deem itself insecure, BORROWER shall be in default hereunder. When BORROWER are in default, interest shall continue at the normal rate and AGCAPCO may declare by written notice to BORROWER that all such loans and other indebtedness are immediately due

AUGUST 26, 1996                        3                     LOAN AGREEMENT
and payable, and AGCAPCO may terminate its commitments and any reinstatement rights hereunder, proceed to enforce payment under any guarantees and to exercise any or all of the rights afforded to AGCAPCO by law or agreement. Upon demand, BORROWER shall pay to AGCAPCO all attorney's fees and costs incurred by AGCAPCO in protecting or enforcing its rights under this agreement or collateral securing this loan, including reasonable attorney's fees incurred by AGCAPCO in a bankruptcy or receivership proceeding or in enforcing any judgment against BORROWER.

SAVINGS CLAUSE: It is expressly agreed between the parties to this agreement that if any covenant, condition or restriction contained in this agreement, or any portion thereof is deemed invalid or void, such invalidity or voidness shall in no way affect any other covenant, term, condition or restriction in this agreement.

GOVERNING LAW: The terms and conditions of this agreement shall be governed as to validity, interpretation, effect and in all respects by the laws and decisions of the State of Minnesota.

ACCEPTANCE: This loan agreement is the full agreement between the parties. It may not be modified except in writing, and shall not become effective unless BORROWER shall, within 30 days from date, signify its acceptance of the terms and conditions hereof by signing and returning a copy of this agreement to AGCAPCO.

FURTHER ASSURANCES: Whenever reasonably requested by AGCAPCO, BORROWERS shall promptly execute and deliver all other instruments, documents or assurances, and promptly do all other things as may be necessary and reasonably required in order to fully vest in AGCAPCO all rights, interests, powers, benefits or privileges and advantages conferred or intended to be conferred by this agreement and the notes, security agreements, and mortgages entered into in connection with this agreement.

APPROVED by Ag Capital Company this 26th day of August, 1996.

AGCAPCO:         Ag Capital Company


                 By
                   ------------------------------
                      Thomas K. Espel, Manager

AGREED AND ACCEPTED

BORROWER:        Minnesota Valley Irrigation, Inc.
                 also known as Wisconsin Vegetable Storage Systems, Inc.


                 By
                   ------------------------------
                      Allan F. Knoll, Secretary

                 Date: August ___, 1996

AUGUST 26, 1996                       4                     LOAN AGREEMENT

ID NO. 496

                          SEASONAL NOTE NO. 24300

$2,500,000            MINNESOTA VALLEY IRRIGATION, INC.
            ALSO KNOWN AS WISCONSIN VEGETABLE STORAGE SYSTEMS, INC.
                             A MINNESOTA CORPORATION
                                                              WADENA, MINNESOTA
                                                               AUGUST 26, 1996

     FOR VALUE RECEIVED, the undersigned promises to pay to the order of Ag Capital Company, a Delaware corporation (the "Lender"), at its office in Fargo, North Dakota, or at such other place as any present or future holder of this Note may designate from time to time, the principal sum of (i) $2,500,000, or (ii) the aggregate unpaid principal amount of all advances of credit made by the Lender to the undersigned pursuant to this Note as shown in the records of any present or future holder of this Note, whichever is less, plus interest thereon from the date of each advance in whole or in part included in such amount until this Note is fully paid. Interest will be computed on the basis of the actual number of days elapsed and a 365-day year, at a variable rate of Prime ("Prime" shall be the highest Prime rate reported in the WALL STREET JOURNAL, Midwest Edition, as it adjusts daily. If such rate is not published in the WALL STREET JOURNAL, Midwest Edition, or the publication ceases to be published, then AGCAPCO will set the interest rate by using a comparable index or reference rate.) as such Prime Rate is defined in that certain Loan Agreement dated August 26, 1996 by and between the undersigned and the Lender (hereinafter, the "Loan Agreement"), or at such other rate as may be determined pursuant to the terms of such Loan Agreement. Interest is payable on the first day of each calendar month and at maturity. Principal payments are due and payable in the amounts and at the times specified in the Loan Agreement. Payments received fifteen (15) or more calendar days after the scheduled repayment date are subject to a late payment penalty equal to 1% of the past due amount but not less than $25.00 per late payment, subject to the maximum amount allowable by Minnesota law. This Note matures and the outstanding principal balance and all unpaid interest on this Note is due and payable by September 1, 1997.

     Advances of the principal amount shall be made as set forth in the Loan Agreement.

     Amounts may be advanced and readvanced under this Note at the Lender's sole discretion, provided the principal balance outstanding shall not exceed the amount first above written. Nothing contained in this Note or any other agreement or writing shall limit or impair the right of the holder hereof to demand payment of this Note at any time if there is a default under the Loan Agreement or any other agreement between the undersigned and the Lender. In the event there is a default by the undersigned in the terms and conditions of any agreement with the Lender, the Lender shall be entitled to exercise all remedies allowable by law and to accelerate all amounts then due and owing under this Note.

     The undersigned and each endorser, guarantor and surety of this Note jointly and severally (i) agree to pay this Note; (ii) guarantee payment of this Note; (iii) waive demand, presentment, protest, notice of dishonor and notice of nonpayment of this Note; (iv) consent to any extension or renewal of this Note without notice; (v) consent to the release of any of them by any present or future holder of this Note with or without consideration or notice; (vi) exonerate any present or future holder of this Note from any duty or obligation to make demand on anyone for payment of any security or delivery of any guaranty for this Note or to give notice to anyone of nonpayment thereof or to collect or sell the same; (vii) consent to the extension, renewal, exchange, subordination, surrender or release of any security for this Note by any

AUGUST 26, 1996                        1                SEASONAL NOTE NO. 24300
present or future holder of this Note with or without consideration or notice; (viii) agree that no act, omission or thing, except full payment of this Note, which but for this provision could act as a release or impairment of their liability, shall in any way release, impair, or affect the liability of any of them; (ix) agree to pay on demand all costs and expenses of all present and future holders of this Note in connection with this Note and any security and guaranties for this Note, including without limitation reasonable attorneys' fees, plus interest on such amounts at the rate set forth in this Note; and (x) consent to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related in any way to this Note or any security or guaranty of this Note, waive any argument that venue in such forums is not convenient, and agree that any litigation initiated by any of them against the Lender or any other present or future holder of this Note relating in any way to this Note or any security or guaranty for this Note shall be venued in either the District Court of Minnesota, or the United States District Court, District of Minnesota. Interest on any amount under this Note shall continue to accrue, at the option of any present or future holder of this Note, until such holder receives final payment of such amount in collected funds in form and substance acceptable to such holder.

     No waiver of any right or remedy under this Note shall be valid unless in writing executed by the holder of this Note, and any such waiver shall be effective only in the specific instance and for the specific purpose given. All rights and remedies of all present and future holders of this Note shall be cumulative and may be exercised singly, concurrently or successively. The undersigned, if more than one, shall be jointly and severally liable under this Note, and the term "undersigned," wherever used in this Note, shall mean the undersigned or any one or more of them. This Note shall be governed by and construed in accordance with the laws of the State of Minnesota.

     It is not Lender's or Borrower's intention or desire to breach any applicable usury or maximum finance charge or interest rate law. Therefore, if any interest rate, penalty, fee or cost provided for herein shall exceed that which is allowed pursuant to any applicable statute or law, said amount shall be deemed by the parties hereto to be modified so as to conform to and equal the maximum amount allowed by said statute or law and any over payment shall be applied against principal as of the date of such payment.

     THE UNDERSIGNED REPRESENTS, CERTIFIES, WARRANTS AND AGREES THAT THE UNDERSIGNED HAS READ ALL OF THIS NOTE AND UNDERSTANDS ALL OF THE PROVISIONS OF THIS NOTE. THE UNDERSIGNED ALSO AGREES THAT COMPLIANCE BY ANY PRESENT OR FUTURE HOLDER OF THIS NOTE WITH THE EXPRESS PROVISIONS OF THIS NOTE SHALL CONSTITUTE GOOD FAITH AND SHALL BE CONSIDERED REASONABLE FOR ALL PURPOSES.

Minnesota Valley Irrigation, Inc.
also known as Wisconsin Vegetable Storage Systems, Inc.
P.O. Box 509, Highway 10 East
Wadena, MN 56482




By                                          By
  --------------------------------            --------------------------------
    Ronald D. Offutt, President                   Allan F. Knoll, Secretary

AUGUST 26, 1996                        2                SEASONAL NOTE NO. 24300